Third Quarter 2025 Earnings

NOVEMBER 5, 2025

INSPIRED

WINNING ENTERTAINMENT

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. We cannot guarantee that the results anticipated by management, as set forth herein, will be realized or, even if realized, will have the expected effects on our results of operations or financial performance. Such results may be affected by various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; our ability to protect our business against cybersecurity threats; our ability to successfully grow by acquisition as well as organically; government regulation of our industries; fluctuations due to seasonality; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations; and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available, free of charge, on the SEC's website at www.sec.gov. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

The information contained in this presentation is qualified in its entirety by the information contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. All information presented for quarterly periods is unaudited.

This presentation contains certain historical and pro forma financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Low Margin Gaming Hardware Sales) is defined as revenue excluding hardware sales that are sold at low margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as Constant Currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for Constant Currency movement. Certain of the trademarks used herein are trademarks of third parties.

Agenda

1	**Introduction**	Lorne Weil Executive Chairman
2	**3Q25 Review**	Brooks Pierce President & CEO
3	**Outlook**	Lorne Weil Executive Chairman
4	**Q&A**	

Overview

- Strong fundamentals – 3Q performance reflects continued momentum
- Transition underway into digital-led, asset-light business model
- Well positioned for growth & margin expansion
- Clear execution plan with forward-looking guidance

Agenda

1	**Introduction**	Lorne Weil Executive Chairman
2	**Business Update**	Brooks Pierce President & CEO
3	**Outlook**	Lorne Weil Executive Chairman
4	**Q&A**	

Demonstrating Momentum and Executing on Core Strategy

3Q 2025 Financial Results Exceeded Expectations

- Total Revenue of $86.2m grew +12 YoY (+8% cc[1]) led by strength in Interactive +48% YoY
- Net Operating Income of $9.7 million, Net Loss of $1.9 million and Adjusted Net Income of $8.3 million
- Total Adjusted EBITDA[2] of $32.3m increased +11% YoY (+7% cc) led by Interactive +55% YoY demonstrating strong operational leverage

Capturing Market Share in Interactive

- Interactive gained market share in UK & US markets during 3Q
- Ranked fourth in Eilers amongst online slot suppliers in the US with 30bp of market share gain in 3Q[3]
- Achieved over 10% online slots market share in UK for first time in June 2025[4]

Executing on Core Strategic Objectives

- Closing on sale of UK holiday parks business and certain associated leisure assets for £18.6 million
- Transitioning pubs to asset light content supply model
- Progress on multi-year targeted effort to streamline and make business more adaptable and agile

Improving Financial Flexibility

- Proceeds from holiday parks sale to improve net leverage, further strengthen the balance sheet and support future growth investments
- Board authorized $25 million share repurchase program

(1) CC is defined as functional currency at constant rate basis, translating 2025 and 2024 performance at 2024 exchange rates.
(2) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix.
(3) Source: October 2025 Edition of Eilers and Fantini US Online Game Performance Report.
(4) Source: UKGC June 2025 and management estimates.

Diversified revenue growth

Standout performance in Interactive and North America

3Q 2025 YOY REVENUE PERFORMANCE


GEOGRAPHY
NORTH AMERICA
40%
REST OF WORLD
22%
GREECE
17%
UK
5%
SEGMENT
INTERACTIVE
48%
-17%
VIRTUAL SPORTS
GAMING
20%
LEISURE
4%

Key takeaways

- **Interactive +48%YoY (+44%cc)**
- Strong growth trajectory driven by increased number of games and increased revenue per game
- 50% growth in North America and 40% growth in the UK

- **Virtual Sports -17% YoY (-20%cc); +1% QoQ**
- Growth from new customers in Brazil
- Now live with Brazil operators representing over 50% of online sports betting market, including key aggregator Altenar

- **Gaming +20% (+17%cc)**
- Strong performance from new Vantage terminals in William Hill
- Installed 148 machines with new UK customer Corbett's
- Strong sales with 1,799 gaming machines sold, majority of which were part of pubs restructure

- **Leisure +4% (flat cc)**
- Revenue growth in holiday parks during peak season

INSPIRED

Mix shifting toward higher margin segments

QUARTERLY ADJUSTED EBITDA[1,3]
SEGMENTS ALLOCATED FOR CORPORATE

($ in millions)



$15.5
$24.7
$29.2
$30.9
$18.4
$28.4
$32.3
1Q24 2Q24 3Q24 4Q24
1Q25 2Q25 3Q25
Leisure Gaming Virtual Sports Interactive

ADJUSTED EBITDA MARGINS[1,2]
SEGMENTS ALLOCATED FOR CORPORATE



Total
37%
38%
Interactive
62%
59%
Virtual Sports
62%
70%
Gaming
39%
36%
Leisure
18%
22%
3Q25 3Q24

Key takeaways

- **Interactive**
- Driven by increased revenue base YoY
- **Virtual Sports**
- Stabilized QoQ but impacted YoY by regulated Brazil tax
- **Gaming**
- Upgraded terminals and updated William Hill contract benefitting 3Q25
- Higher margin hardware sales from second hand equipment
- **Leisure**
- UK employment-related costs impacted YoY comparison
- Sale of holiday parks to remove seasonal and lowest margin business

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures for 3Q25 and 3Q24 shown in appendix. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures for 1Q24 to 2Q25 are available in the Company's filings with the SEC, including in its 2024 Annual Report on Form 10-K, 2025 Quarterly Reports on Form 10-Q, and year end 2024 and quarterly 2025 earnings releases furnished to the SEC.
(2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.
(3) Segment level Adjusted EBITDA including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution.

Interactive delivering strong profitable growth

Strong execution delivering double-digit growth as our game portfolio scales

INTERACTIVE

REVENUE
($ in millions)

+48%


$10.2
$15.1
3Q24
3Q25

ADJ EBITDA[1]
($ in millions)

+55%


$6.9
$10.7
3Q24
3Q25

ADJ EBITDA MARGIN[2]

+300bp


68%
71%
3Q24
3Q25

% OF TOTAL ADJ EBITDA[3]

+800bp


21%
29%
3Q24
3Q25

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix.
(2) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue.
(3) Segment contribution to Adjusted EBITDA including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution.

Future growth opportunities in the U.S. are meaningful

Well positioned to capitalize on large and growing addressable U.S. iGaming market


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI
iGaming states with Inspired content

	iGaming	Online Sports Betting
Regulated US states[1]	7	39
2024 Total US regulated GGR[2]	$8.4bn	$14.6bn
2024 GGR in PA, MI & NJ[3]	$7.5bn	$2.0bn
Projected TAM at Maturity[4]	$97.3bn	$34.3bn

5x iGaming v. Online Sports Betting GGR in PA & MI[3]

(1) Inspired content is available in 6 of the 7 regulated US iGaming states.
(2) Source: American Gaming Association.
(3) Source: Pennsylvania Gaming Control Board, Michigan Gaming Commission and New Jersey Division of Gaming Enforcement reports.
(4) SourcE: Eilers-Fantini US Sports Betting and Casino Outlook – September 2025.

Hybrid Dealer: Driving growth and market presence

Network effect as we grow our footprint across Tier 1 and 2 customers

23	56	20k+	~$7m
CUSTOMERS LIVE	WEBSITES LIVE	ACTIVE PLAYERS/ MONTH	STAKES/ MONTH



STRATEGY: VELOCITY, VISIBILITY, AND IMPACT

- **Accelerating content rollout** with launches of top-performing Inspired brands like **Wolf it Up™** and **Big Piggy Bank™**
- **Expanding the portfolio** with new games and player-favorite mechanics, including seasonal themes and innovative Hybrid Dealer slot-style experiences with bonus features
- **Boosting game velocity** to maximize hourly play rates and drive engagement
- **Strengthening title visibility and promotion** with a strategic focus on placement in the "Live" table games tab


WOLF IT UP!
BIG PIGGY BANK
WOLF IT UP! CHRISTMAS

Positive performance from new Gaming terminals

Strong performance across key markets

GAMING

WILLIAM HILL BETTING SHOP GROSS WIN/UNIT/DAY

+HSD%[1]


3Q24
3Q25

GREECE BETTING SHOP GROSS WIN/UNIT/DAY

+MSD%[1]


3Q24
3Q25

ILLINOIS NET TERMINAL INCOME[2]

+HSD%[1]


Floor Avg
INSE 3Q25


VANTAGE

(1) HSD refers to high single-digit growth (approximately 7–9%), and MSD refers to mid single-digit growth (approximately 4–6%).
(2) Net terminal income performance measured against floor average. Illinois is a for-sale market and we do not receive a revenue share.

Agenda

1	**Introduction**	Lorne Weil Executive Chairman
2	**3Q25 Review**	Brooks Pierce President & CEO
3	**Outlook**	Lorne Weil Executive Chairman
4	**Q&A**	

Overview of Inspired

A solid foundation supporting the next phase of sustainable, profitable expansion

LTM ENDED SEPTEMBER 30, 2025

$310m Revenue	**$110m** Adjusted EBITDA[1]	**16%** Adjusted EBITDA YoY % change
49% Digital mix[2]	**35%** Adjusted EBITDA[3] margin	**3.2x** Net leverage[4]

(1) Reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures shown in appendix. (2) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution. (3) Adjusted EBITDA margin defined as Adjusted EBITDA as a percent of revenue. (4) Net leverage equals senior debt plus finance leases less cash divided by LTM September 30, 2025 Adjusted EBITDA.

Digital led, capital light transition already underway

Building blocks to accelerate our growth



Scaling Digital
Intentional shift toward scaling digital areas with strongest growth potential, highest margin profile, and lowest capital intensity

Divesting Holiday Parks business
Agreed sale of capital and labor-intensive holiday parks business making revenue and free cash flow generation more predictable

Restructuring Pubs business
Focus on asset-light content supply model for Pubs with higher margins and lower headcount

Develop once, deliver everywhere
Streamlining technology and content development to enable develop once, deploy across all distribution channels

Process re-engineering
Multi-year targeted effort to streamline and make business more adaptable and agile

Clear execution plan to accelerate profitable growth

Drive Revenue Growth	**Content & Product Innovation:** Invest in content, product development and delivery channels **Market Share:** Deeper penetration with existing customers from increased game cadence, brand franchise/branded titles and new player mechanics, etc. **New Customers:** Expand footprint within growth markets **Capitalize on Market Expansion:** Substantial upside potential for new markets – US states and foreign countries
Expand Adjusted EBITDA Margin	**Mix Shift to Digital:** Increase contribution from highest-margin segments **Evolving our Operating Model:** Streamlining structure, technology, and processes to enhance agility, margins, and long-term scalability (i.e. asset-light content supply model for Pubs business)
Improve Free Cash Flow	**+ Digital revenue growth** **+ Higher Adjusted EBITDA margins** **+ Lower capital expenditures** = **Increased Free Cash Flow**

Targeting over 45% Adjusted EBITDA margin by 2027

ADJUSTED EBITDA MARGIN PROGRESSION
LTM 9/30/25 - 2027 target[1]


35%
45%+
LTM 9/30/25
Holiday park divestiture
Process re-engineering
Higher Digital EBITDA mix
Target 2027

(1) 2027 targets are consistent with the assumptions discussed in the Company's conference call and presentation.

Simplified and more predictable earnings

Two-year targets to drive shareholder value

	LTM 9/30/25	2026 TARGETS[8]	2027 TARGETS[8]
Adj EBITDA[1]	$110m	HSD% YoY growth[9]	HSD% YoY growth[9]
Adj EBITDA margin[2]	35%	43%	45%+
Digital as a % of Adj EBITDA[3]	49%	57%	60%+
Headcount[4]	1,460	900	900
Cash Capex[5]	$42m	$30m - $35m	$30m - $35m
Free cash flow conversion[6]	N/A	20% - 25%	25% - 30%
Net leverage ratio[7]	3.2x	2.5x - 3.0x	2.0x - 2.5x

(1) Non-GAAP reconciliation in appendix. (2) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Revenue. (3) Digital mix defined as segment level Adjusted EBITDA for Virtual Sports and Interactive including pro rated corporate allocation. Corporate allocation pro-rated by segment % of total revenue contribution. (4) Headcount defined as full time equivalent employees. Results primarily from anticipated disposition of holiday parks business (5) Cash capital expenditures includes purchases of property and equipment, purchases of capital software and internally developed costs, and contract cost expenses and excludes customer funded purchases of property and equipment. (6) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less repayments of finance leases. Free cash flow conversion defined as free cash flow divided by Adjusted EBITDA. (7) Net leverage equals senior debt plus finance leases less cash divided by LTM September 30, 2025 Adjusted EBITDA. (8) 2026 and 2027 targets are consistent with the assumptions discussed in the Company's conference call and presentation and assumes that GBP:USD exchange rates will remain broadly in line with current levels. (9) HSD refers to high single-digit growth (approximately 7–9%).

Agenda

1	**Introduction**	Lorne Weil Executive Chairman
2	**3Q25 Review**	Brooks Pierce President & CEO
3	**Outlook**	Lorne Weil Executive Chairman
4	**Q&A**	

Appendix

Financials: Adjusted Income Statement

Three months ended 30-Sep		2025 $m		2024 $m	Change %
Revenue		86.2		77.2	12%
Less: cost of sales		(25.7)		(23.4)	10%
Gross Profit	$	**60.5**	$	**53.8**	12%
SG&A		(31.7)		(31.4)	1%
Depreciation & amortizaion		(13.2)		(11.2)	18%
Impairment loss on classification as held for sale		(5.9)		-	
Net operating income	$	**9.7**	$	**11.2**	-13%
Interest expense		(12.5)		(7.5)	
Other finance income		0.2		0.1	
Net (loss) income before taxes	$	**(2.6)**	$	**3.8**	
Income tax benefit (expense)		0.7		(1.0)	
Net (loss) income	$	**(1.9)**	$	**2.8**	
Pension charges		0.3		0.3	
Costs of group restructure		1.7		1.8	
Costs of group restatement		0.1		2.9	
Effect of exchange rates on cash		0.9		(2.0)	
Mark to market movement on currency deals		-		(0.3)	
Held for sale adjustment - impairment		5.9		-	
Other finance income		(0.2)		(0.1)	
Tax impact of add backs		1.5		-	
Adjusted Net Income	$	**8.3**	$	**5.4**	
Reported EPS - diluted	$	**(0.07)**	$	**0.10**	
Adjusted EPS - diluted	$	**0.28**	$	**0.19**	
Diluted shares outstanding		**29,094,787**		**29,188,787**	

Commentary

- **Holiday parks sale** resulted in an impairment ($5.9m) as the sales price was below book value
- **Income tax credit** stems from reduced tax expense due to impairment
- **Interest expense increase** was driven by higher principal and interest rate ($2.7m), along with additional debt fees for refi ($0.6m), higher finance lease interest ($0.8m), and FX hedging/other ($1.3m)

Non-GAAP Reconciliation: Q3 2025 Adjusted EBITDA by Segment

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 6.4	$ 4.9	$ 8.6	$ (0.2)	$ (21.6)	$ (1.9)
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	0.3	0.3
Items outside the normal course of business:						
Costs of group restructure	0.7	—	—	0.5	0.5	1.7
Costs of group restatement	—	—	—	—	0.1	0.1
Stock-based compensation expense	0.2	0.1	0.2	—	0.9	1.4
Depreciation and amortization	5.8	1.6	1.9	3.3	0.6	13.2
Held for sale adjustment - Impairment	—	—	—	5.9	—	5.9
Interest expense, net	—	—	—	—	12.5	12.5
Other finance income	—	—	—	—	(0.2)	(0.2)
Income tax	—	—	—	—	(0.7)	(0.7)
Adjusted EBITDA	**$ 13.1**	**$ 6.6**	**$ 10.7**	**$ 9.5**	**$ (7.6)**	**$ 32.3**
Adjusted EBITDA	**£ 9.7**	**£ 4.9**	**£ 7.9**	**£ 7.1**	**£ (5.6)**	**£ 24.0**
Exchange rate - $ to £						*1.35*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Q3 2025 Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
Total Revenue	$ 27.1	$ 9.3	$ 15.1	$ 34.7	$ —	$ 86.2
Segment % of Total Revenue	*31.4%*	*10.8%*	*17.5%*	*40.3%*		*100.0%*
Adjusted EBITDA	$ 13.1	$ 6.6	$ 10.7	$ 9.5	$ (7.6)	$ 32.3
Corporate allocation[1]	(2.4)	(0.8)	(1.3)	(3.1)	7.6	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 10.7	$ 5.8	$ 9.4	$ 6.4	$ —	$ 32.3
Segment Contribution to Adjusted EBITDA	*33.1%*	*18.0%*	*29.1%*	*19.8%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

Non-GAAP Reconciliation: Q3 2024 Adjusted EBITDA by Segment

	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net income (loss)	$ 3.7	$ 7.4	$ 5.5	$ 6.9	$ (20.7)	$ 2.8
Items Relating to Legacy Activities:						
Pension charges	—	—	—	—	0.3	0.3
Items outside the normal course of business:						
Costs of group restructure	1.2	—	—	—	0.6	1.8
Costs of group restatement	—	—	—	—	2.9	2.9
Stock-based compensation expense	0.1	0.1	0.1	0.2	1.3	1.8
Depreciation and amortization	4.9	1.3	1.3	3.1	0.6	11.2
Interest expense, net	—	—	—	—	7.5	7.5
Other finance income	—	—	—	—	(0.1)	(0.1)
Income tax	—	—	—	—	1.0	1.0
Adjusted EBITDA	**$ 9.9**	**$ 8.8**	**$ 6.9**	**$ 10.2**	**$ (6.6)**	**$ 29.2**
Adjusted EBITDA	**£ 7.3**	**£ 6.9**	**£ 5.1**	**£ 7.8**	**£ (4.7)**	**£ 22.4**
Exchange rate - $ to £						*1.30*

Note: Exchange rate in the table is calculated by dividing the USD total revenue by the GBP total revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

Q3 2024 Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Corporate Functions	Total
Total Revenue	$ 22.5	$ 11.2	$ 10.2	$ 33.3	$ —	$ 77.2
Segment % of Total Revenue	*29.2%*	*14.5%*	*13.2%*	*43.1%*		*100.0%*
Adjusted EBITDA	$ 9.9	$ 8.8	$ 6.9	$ 10.2	$ (6.6)	$ 29.2
Corporate allocation[(1)]	(1.9)	(1.0)	(0.9)	(2.8)	6.6	—
Segment-level Adjusted EBITDA including pro-rated corporate allocation	$ 8.0	$ 7.8	$ 6.0	$ 7.4	$ —	$ 29.2
Segment Contribution to Adjusted EBITDA	*27.4%*	*26.7%*	*20.6%*	*25.3%*		*100.0%*

(1) Corporate allocation pro-rated by segment % of total revenue contribution

Non-GAAP Reconciliation: Q3 2025 Last Twelve Months ("LTM") Adjusted EBITDA

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q3 2025 LTM
Net income (loss)	$ 68.0	$ (0.1)	$ (7.8)	$ (1.9)	$ 58.2
Items Relating to Legacy Activities:					
Pension charges	0.3	0.2	0.3	0.3	1.1
Items outside the normal course of business:					
Costs of group restructure	2.3	0.6	3.2	1.7	7.8
Costs of group restatement	1.5	4.0	(0.1)	0.1	5.5
Stock-based compensation expense	1.9	1.4	1.8	1.4	6.5
Depreciation and amortization	10.9	10.6	15.3	13.2	50.0
Held for sale adjustment - Impairment	—	—	—	5.9	5.9
Interest expense, net	8.8	7.0	7.1	12.5	35.4
Other finance income	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)
Income tax	(62.6)	(5.1)	8.8	(0.7)	(59.6)
Adjusted EBITDA	**$ 30.9**	**$ 18.4**	**$ 28.4**	**$ 32.3**	**$ 110.0**

Non-GAAP Reconciliation: Q3 2024 Last Twelve Months ("LTM") Adjusted EBITDA

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q3 2024 LTM
Net income (loss)	$ (1.7)	$ (6.4)	$ 1.4	$ 2.8	$ (3.9)
Items Relating to Legacy Activities:					
Pension charges	0.2	0.3	0.3	0.3	1.1
Items outside the normal course of business:					
Costs of group restructure	—	0.2	0.8	1.8	2.8
Costs of group restatement	5.0	5.0	2.8	2.9	15.7
Stock-based compensation expense	1.9	2.3	1.6	1.8	7.6
Depreciation and amortization	10.8	9.8	10.5	11.2	42.3
Interest expense, net	6.9	6.5	6.6	7.5	27.5
Other finance income	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Income tax	2.2	(2.1)	0.8	1.0	1.9
Adjusted EBITDA	**$ 25.3**	**$ 15.5**	**$ 24.7**	**$ 29.2**	**$ 94.6**

Q3 2025 LTM Pro Rated Segment Adjusted EBITDA Contribution

	Gaming	Virtual Sports	Interactive	Leisure	Total
Q3 2025	$ 10.7	$ 5.8	$ 9.4	$ 6.4	$ 32.3
Q2 2025	10.1	5.7	7.8	4.8	28.4
Q1 2025	6.9	5.4	6.4	(0.3)	18.4
Q4 2024	15.2	6.1	6.9	2.7	30.9
Segment-level Adjusted EBITDA including pro-rated corporate allocation	**$ 42.9**	**$ 23.0**	**$ 30.5**	**$ 13.6**	**$ 110.0**
Segment Contribution to Adjusted EBITDA	*39.0%*	*20.9%*	*27.7%*	*12.4%*	*100.0%*